UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under §240.14a-12

Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on September 25, 2009.

Meeting Information

RETRACTABLE TECHNOLOGIES, INC.	Meeting Type: Annual For holders as of: July 27, 2009 Date: September 25, 2009 Time: 10:00 a.m. Central time
	Location:	Little Elm City Hall
100 West Eldorado Parkway
Little Elm, TX 75068

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009	1.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access  and review all of the important information contained in the proxy materials before voting.

	2.	The Proxy Statement is available at www.proxyvote.com.

3.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before September 11, 2009 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

To facilitate timely delivery, please make the request as instructed above on or before September 11, 2009.

— How to Vote —

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote your shares. To obtain directions or other information about voting in person at the meeting, please call the Company at (888) 806-2626.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE NOMINEES AND “FOR”
PROPOSAL 2.

1.  ELECTION OF TWO CLASS 1 DIRECTORS:

Nominees:

01)  Marco Laterza

02)  Amy Mack

2.  APPROVAL OF AN OPTION GRANT TO THOMAS J. SHAW

3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING